PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is entered into as of the 22nd day of November 2005, by and among FACT Corporation,  a Colorado corporation (the “Seller”), and Sunnybank Investments Ltd., an Alberta Corporation, Ken Pearson, an individual residing in the Province of Alberta, Lisa Jacobson, an individual residing in the Province of Alberta, Caribbean Overseas Investments Ltd., a Belize corporation, Ocean Exploration Ltd., a Belize corporation, Lesel International Inc., a Belize corporation, Seven Seas Enterprises Ltd., a Belize corporation, Architrave Investments Ltd., a Belize corporation, Lavallee Financial Corporation, an Alberta corporation (collectively the “Purchasers”).

1.

PURPOSE

On the basis of the representations and warranties herein contained, subject to the terms and conditions set forth herein:

A.  Seller requires funds to allow it to pursue certain business opportunities which have been presented to it;

B. Seller holds certain convertible promissory notes issued to it by Capital Reserve Canada Ltd., an Alberta corporation (“CRCL”) copies of which are appended hereto as Schedule A and Schedule B (collectively, the “Convertible Notes”), which  are convertible into shares of CRCL common stock at the rate of one (1) share for every $0.05 of Convertible Notes;

C. Seller wishes to sell the Convertible Notes to acquire the funds it needs for its working capital purposes; and

D.  Purchasers wish to purchase from Seller the Convertible Notes on the terms as described below in Article 2 of this Agreement.

2.

DELIVERY OF THE CONVERTIBLE NOTES AND THE PURCHASE PRICE.

A.  At the execution hereof, the Seller shall deliver or cause to be delivered to the Purchasers the Convertible Notes and a duly executed assignment assigning all rights and interests in and to the Convertible Notes to the Purchasers in the principal amounts as identified in Schedule C appended hereto.

B.  Purchasers hereby agree to pay to the Seller a total of $400,000.00USD and 500,000 shares of common stock of Capital Reserve Canada Ltd. (collectively, the “Purchase Price”) on the following terms:

(i) $50,000.00 to be paid upon execution of this Agreement;

(ii) $50,000.00 shall be paid to Seller within 30 days of the assignment of the Convertible Notes;

(iii) $100,000.00 shall be paid to Seller within 30 days of the payment under (i) above;

(iv) $100,000.00 shall be paid to Seller within 60 days of the payment under (i) above;

(v) $100,000.00 shall be paid to Seller within 90 days of the payment under (i) above;

(vi) Purchasers agree to convert such amount of the Convertible Notes so as to deliver to the Seller a total of 500,000 shares of Capital Reserve Canada Ltd. within 14 days of execution of this Agreement.

C. (i) In order to secure payment of the Purchase Price and protect the Seller in the event that the Purchasers default in the payment thereof, upon execution hereof the Purchasers shall deliver into a signed escrow agreement in the form attached hereto as Exhibit A (the “Escrow Agreement”). The Escrow Agreement shall provided, among other things, that the Convertible Notes shall be delivered into escrow and remain in escrow until full payment of the Purchase Price, provided however that the Notes may be released from escrow for the sole purpose of converting the same into shares of CRCL common stock, so long as all instructions regarding such conversion state that the resulting shares shall be returned to escrow and become subject to the terms of the Escrow Agreement.

(ii) The Purchasers shall deliver into escrow at the execution hereof signed powers of attorney, with medallion signature guarantees affixed thereto, and the Purchasers that are corporations shall also deliver signed corporate resolutions, authorizing the transfer of the shares of CRCL that result from the conversion of the Convertible Notes into the name of the Seller or its assigns in the event that the Purchasers default on the payment of the Purchase Price.

3.

REPRESENTATIONS AND WARRANTIES OF SELLER.

The Seller hereby represents and warrants to Purchasers, with the intention of being bound thereby, and with the understanding that the Purchasers are relying thereon in entering into this Agreement, that:

A.

Organization.  Seller is a bona fide corporation under the laws of the State of Colorado and has all power and authority necessary to enter into this Agreement and perform all of the transactions contemplated hereby.

B.

Litigation.   The Convertible Notes are not subject to any claims or causes of action, and the Seller is not a defendant, nor a plaintiff against whom a counterclaim has been made or reduced to judgment in any litigation, nor are there any material proceedings threatened or pending before any federal, state or municipal government or any department, board, body or agency thereof, involving the Convertible Notes as of the date hereof.

C.

Authority.  This Agreement has been duly executed by the Seller and the execution and performance of this Agreement will not violate or result in a breach of, or constitute a default in any agreement, instrument, judgment, order or decree to which the Seller is a party or to which any part of the Convertible Notes are subject.

D.

Legal Status.  The Convertible Notes are validly issued and outstanding, and, to the best knowledge of the Seller, are not issued in violation of the preemptive rights of any person or of any agreement by which any of the Seller is bound.

E.

Title.  The Seller shall transfer all title to the Convertible Notes to the Purchasers with no liens, encumbrances, or any other cloud on title attached thereto other than as set forth or created by this Agreement.

4.

REPRESENTATIONS AND WARRANTIES OF PURCHASERS.

Purchasers, jointly and severally, hereby represent and warrant to the Seller, with the intention of being bound thereby, and with the understanding that the Seller is relying thereon in entering into this Agreement, that:

A.

Organization.  The Purchasers that are corporations are bona fide corporations under the laws of the jurisdictions in which they are incorporated and have all power and authority necessary to enter into this Agreement and perform all of the transactions contemplated hereby and thereby. The Purchasers that are individuals have the right and capacity to enter into this Agreement and perform the transactions contemplated hereby.

B.

Authority.  This Agreement has been duly executed by Purchasers and the execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in any agreement, instrument, judgment, order or decree to which Purchasers are a party or to which Purchasers are subject nor will such execution and performance constitute a violation of or conflict with any fiduciary to which Purchasers are subject.

C.

Litigation.   Purchasers are not a party to any litigation or threatened litigation the remedy of which could impair the Purchasers’ ability to impair the Purchaser’s other assets.

D.

Ability to Perform. The Purchasers, collectively, have the ability to perform its duties and obligations hereunder, including but not limited to payment of the Purchase Price in accordance with the terms set forth above in paragraph 2.B.

5.

MISCELLANEOUS.

A.

Entire Agreement.  This Agreement sets forth the entire understanding between the parties hereto and no other prior written or oral statement or agreement shall be recognized or enforced.

B.

Severability.

  If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal and unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

C.

Attorney’s Fees.  If any legal action or other proceeding (non-exclusively including arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provision of this Agreement, or otherwise because of a dispute among the parties hereto, any successful or prevailing party will be entitled to recover reasonable attorney’s fees (including for appeals and collection) and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

D.

No Third Party Beneficiary.  Nothing in this Agreement, expressed or implied, in intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or by reason of this Agreement, unless this Agreement specifically states such intent.

E.

Counterparts.  It is understood and agreed that this Agreement may be executed in any number of identical counterparts, each of which may be deemed an original for all purposes.

F.

Further Assurances.  At any time and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to the subject shares transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

G.

Broker’s and Finder’s Fee: Expenses.  Purchaser and the Seller warrant that neither has incurred any liability, contingent or otherwise, for brokers’ or finders’ fees or commissions relating to this Agreement for which the other shall have responsibility.

H.

Amendment or Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, an may be enforced concurrently herewith, and no waiver by any party of  the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the consummation if the transactions contemplated hereunder, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any tem or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

I.

Headings.  The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed

SUNNYBANK INVESTMENTS LTD.,                   LESEL INTERNATIONAL INC., a

an Alberta corporation                                                Belize Corporation

By:   /s/ Don R. Getty                                                 By: /s/ Mark C. Hulse

Name: Don R. Getty                                                   Name:  Mark C. Hulse

Title:   President                                                         Title:    Director

SEVEN SEAS ENTERPRISES LTD.,                      ARCHITRAVE INVESTMENTS LTD.,

a Belize corporation                                                   a Belize Corporation

By:   /s/ Mark C. Hulse                                               By:  /s/ Mark C. Hulse

Name:  Mark C. Hulse                                                Name:  Mark C. Hulse

Title:    Director                                                          Title:   Director

CARIBBEAN OVERSEAS INVESTMENTS           OCEAN EXPLORATION LTD.,

 LTD., a Belize corporation                                        a Belize Corporation

By:  /s/ Clifford L. Winsor                                          By:   /s/ Mark C. Hulse

Name:  Clifford L. Winsor                                          Name: Mark C. Hulse

Title:    Principal                                                         Title:   Director

LAVALLEE FINANCIAL CORPORATION

By:  /s/ Bert Lavallee                                                  /s/ Ken Pearson

Name:  Bert Lavallee                                                  Name:  Ken Pearson

Title:    President

/s/ Lisa Jacobson

Name:   Lisa Jacobson

FACT CORPORATION, a Colorado

corporation

By: /s/ Jacqueline Danforth

Name:  Jacqueline Danforth

Title:    President

SCHEDULE A

(Copy of US dollar Convertible Note)

SCHEDULE B

(Copy of Canadian dollar Convertible Note)

SCHEDULE C

ALLOCATION OF CONVERTIBLE NOTES TO PURCHASERS

Name of Purchaser	Amount of Convertible Notes Purchased Including Interest as at November 27, 2005
Sunnybank Investments Ltd.,	$25,000.00
Ken Pearson	$50,000.00
Lisa Jacobson	$55,000.00
Caribbean Overseas Investments Ltd.	$75,000.00
Ocean Exploration Ltd.	$100,000.00
Lesel International Inc.	$100,000.00
Seven Seas Enterprises Ltd	$177,550.00
Architrave Investments Ltd	$165,000.00
FACT Corporation (Allocated from transaction)	$25,000.00
Lavallee Financial Corporation	$212,892.00